Exhibit 99.8
T-Mobile Prices Public Offering of 143,392,582 Shares of Common Stock in connection with SoftBank’s Monetization of A Portion of Its Shareholding in T-Mobile
June 23, 2020
BELLEVUE, Wash. – T-Mobile US, Inc. (NASDAQ: TMUS) (“T-Mobile”) today announced the pricing of a registered public offering of 143,392,582 shares of its common stock at a price of $103.00 per share (the “Public Equity Offering”). In addition, the underwriters have been granted a 30-day option to purchase up to an additional 10,754,444 shares of T-Mobile common stock at the same public offering price, less underwriting discounts and commissions. The Public Equity Offering is expected to close on June 26, 2020, subject to satisfaction of customary closing conditions.
For every share of common stock sold by T-Mobile in the Public Equity Offering, T-Mobile has agreed to repurchase one share of common stock from a subsidiary of SoftBank at a price per share equivalent to that received by T-Mobile in its sales. Consequently, the Public Equity Offering will not involve gain or loss to T-Mobile and will not affect the number of outstanding shares of T-Mobile common stock or T-Mobile’s capitalization.
T-Mobile also separately announced the pricing of $1,860,465,000 aggregate purchase price (not including the initial purchasers’ 30-day option to purchase up to an additional $139,535,000 of Trust Securities) of cash mandatory exchangeable trust securities (the “Trust Securities”) by a Delaware statutory trust in a private offering exempt from registration under the Securities Act (the “Private Offering” and, together with the Public Equity Offering, the “Offerings”). The Trust will acquire 18,062,698 shares of T-Mobile’s common stock in connection with the closing of the Private Offering (19,417,400 shares if the initial purchasers exercise in full their option to purchase additional Trust Securities), which is also expected to close on June 26, 2020, subject to satisfaction of customary closing conditions. This press release is not an offer to sell or purchase, or a solicitation of an offer to sell or purchase, the Trust Securities.
The Offerings are being executed in connection with SoftBank Group Corp.’s (“SoftBank”) monetization of its shareholding in T-Mobile’s common stock as disclosed in their Schedule 13D/A filed on June 15, 2020.
Goldman Sachs & Co. LLC, Morgan Stanley, Citigroup and J.P. Morgan are acting as joint lead book-running managers for the Public Equity Offering. Barclays, BofA Securities, Deutsche Bank Securities and Mizuho Securities are also acting as joint book-running managers. BNP Paribas, Credit Agricole CIB, Nomura, RBC Capital Markets, SMBC Nikko and Societe Generale are acting as joint lead co-managers. Academy Securities, Loop Capital Markets, Ramirez & Co., Inc. and Siebert Williams Shank are also acting as joint co-managers.
The Public Equity Offering is being made pursuant to an effective shelf registration statement filed with the Securities and Exchange Commission (“SEC”) on June 22, 2020 and available on the SEC website. The Public Equity Offering is being made only by means of a preliminary prospectus supplement and the accompanying base prospectus filed with the SEC on June 22, 2020 and available on the SEC website. Before you invest, you should read the prospectus in that registration statement and the related prospectus supplement and other documents the issuer will file with the SEC for more complete information about the issuer and the Public Equity Offering.
Copies of documents related to the Public Equity Offering may be obtained from Goldman Sachs & Co. LLC, Attention: Prospectus Department, 200 West Street, New York, NY 10282, by telephone at 1-866-471-2526, or by e-mail at prospectus-ny@ny.email.gs.com; Morgan Stanley & Co. LLC, Attention: Prospectus Department, 180 Varick Street, 2nd Floor, New York, NY 10014; Citigroup Global Markets Inc., c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717 or telephone: 1-800-831-9146 and J.P. Morgan Securities LLC, c/o Broadridge Financial Solutions, 1155 Long Island Avenue, Edgewood, NY 11717, telephone: 866-803-9204, email: prospectus-eq_fi@jpmchase.com.
This press release shall not constitute an offer to sell or a solicitation of an offer to buy the securities described above, nor shall there be any sale of such securities of T-Mobile in any state or other jurisdiction in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such state or other jurisdiction.

Cautionary Statement Regarding Forward-Looking Statements
This communications includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact, including information concerning plans, expectations and intentions with respect to securities offerings and transactions, are forward-looking statements. These forward-looking statements are generally identified by the words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “may”, “could” or similar expressions. Forward-looking statements are based on current expectations and assumptions, which are subject to risks and uncertainties and may cause actual results to differ materially from the forward-looking statements. Important factors that could affect future results and cause those results to differ materially from those expressed in the forward-looking statements include, among others, the following: the failure to realize the expected benefits and synergies of the merger with Sprint, pursuant to the Business Combination Agreement with Sprint and the other parties named therein (as amended, the “Business Combination Agreement”) and the other transactions contemplated by the Business Combination Agreement (collectively, the “Transactions”) in the expected timeframes, in part or at all; adverse economic, political or market conditions in the U.S. and international markets, including those caused by the COVID-19 pandemic; costs of or difficulties in integrating Sprint’s network and operations into our network and operations, including intellectual property and communications systems, administrative and information technology infrastructure and accounting, financial reporting and internal control systems; changes in key customers, suppliers, employees or other business relationships as a result of the consummation of the Transactions; our ability to make payments on debt or to repay existing or future indebtedness when due or to comply with the covenants contained therein; adverse changes in the ratings of our debt securities or adverse conditions in the credit markets; the assumption of significant liabilities, including the liabilities of Sprint, in connection with, and significant costs, including financing costs, related to, the Transactions; the risk of future material weaknesses resulting from the differences between T-Mobile’s and Sprint’s internal controls environments as we work to integrate and align guidelines and practices; the impacts of the actions we have taken and conditions we have agreed to in connection with the regulatory approvals of the Transactions including costs or difficulties related to the completion of the divestiture of Sprint’s prepaid wireless businesses to DISH Network Corporation and the satisfaction of any related government commitments to such divestiture and any other commitments or undertakings that we have entered into; natural disasters, public health crises, including the COVID-19 pandemic, terrorist attacks or similar incidents, and the impact that any of the foregoing may have on us and our customers and other stakeholders; competition, industry consolidation and changes in the market for wireless services, which could negatively affect our ability to attract and retain customers; the effects of any future merger, investment, or acquisition involving us, as well as the effects of mergers, investments or acquisitions in the technology, media and telecommunications industry; our business, investor confidence in our financial results and stock price may be adversely affected if our internal controls are not effective; the effects of the material weakness in Sprint’s internal controls over financial reporting or the identification of any additional material weaknesses as we complete our assessment of the Sprint control environment; breaches of our and/or our third-party vendors’ networks, information technology and data security, resulting in unauthorized access to customer confidential information; the inability to implement and maintain effective cyber-security measures over critical business systems; challenges in implementing our business strategies or funding our operations, including payment for additional spectrum or network upgrades; the impact on our networks and business from major system and network failures; difficulties in managing growth in wireless data services, including network quality; material changes in available technology and the effects of such changes, including product substitutions and deployment costs and performance; the timing, scope and financial impact of our deployment of advanced network and business technologies; the occurrence of high fraud rates related to device financing, credit cards, dealers or subscriptions; our inability to retain and hire key personnel; any changes in the regulatory environments in which we operate, including any increase in restrictions on the ability to operate our networks and changes in data privacy laws; unfavorable outcomes of existing or future litigation or regulatory actions, including litigation or regulatory actions related to the Transactions; the possibility that we may be unable to adequately protect our intellectual property rights or be accused of infringing the intellectual property rights of others; changes in tax laws, regulations and existing standards and the resolution of disputes with any taxing jurisdictions; the possibility that we may be unable to renew our spectrum licenses on attractive terms or acquire new spectrum licenses at reasonable costs and terms; any disruption or failure of our third parties’ (including key suppliers’) provisioning of products or services; material adverse changes in labor matters, including labor campaigns, negotiations or additional organizing activity, and any resulting financial, operational and/or reputational impact; changes in accounting assumptions that regulatory agencies, including the Securities and Exchange Commission, may require, which could result in an impact on earnings; ongoing purchase price accounting allocations, accounting policy alignments and other adjustments and assumptions; and interests of our significant stockholders that may differ from the interests of other stockholders. Given these risks and uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements. We undertake no obligation to revise or publicly release the results of any revision to these forward-looking statements, except as required by law.
T-Mobile US Media Relations
MediaRelations@T-Mobile.com
or
Investor Relations
investor.relations@t-mobile.com
Source: T-Mobile US, Inc.